Exhibit 10.4

AGREEMENT

THIS AGREEMENT (“Agreement”) is made effective as of the 8th day of January, 2014, by and between ADVANCED COAL TECHNOLOGY, LLC, a Delaware limited liability company (“ACT”), its majority-controlled subsidiaries, GARY COAL COMPANY, LLC, a West Virginia limited liability company (“Gary Coal”), and GARY PARTNERS, LLC, a West Virginia limited liability company (“Gary Partners” or the “Company”, and together with ACT and Gary Coal, the “ACT Parties”), and BLAZE ENERGY CORP., a Delaware corporation (“Blaze”). All herein collectively referred to as the “Parties”.

RECITALS

WHEREAS, the Company is engaged in, among other things, the business of owning and operating a coal reclamation facility (the “Business”), situated on 906.72 acres, located in McDowell County, Gary, West Virginia (the Property”);

WHEREAS, the Company operates the Business on approximately 322 acres, pursuant to authorization by the West Virginia Department of Environmental Protection (“‘WVDEP”), permit Number 0-20-84 (the “Permit”);

WHEREAS, the WVDEP has temporarily closed the operations of the Business on the Property, for, among other things, delinquent monetary royalties due the WVDEP and specific improvements that need to be made upon the Property;

WHEREAS, Blaze and GreenFields Coal Company LLC were parties to that certain Coal Sales and Services Partnership Agreement, dated October 1, 2013, wherein Blaze and or its assigns was, among other things, granted the right to purchase, process and re-sell coal upon the Property (the “Coal Sales Agreement”).  The Coal Sales Agreement has heretofore been terminated and is no longer in effect.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein, and intending to be legally bound hereby, the Parties hereto hereby agree as follows:

1.

Recitals Incorporated.

The recitals set forth above are restated by this reference.

2.

Term.

This Agreement shall commence as of the date hereof and shall continue until February 1, 2016 (the “Initial Term”). The initial Term shall automatically renew for a like-term, unless the ACT Parties, on the one hand, or Blaze, on the other, gives written notice to the other Party or Parties, as applicable, that it will not renew at least 60 days prior to the end of the Initial Term. The period from the date hereof until the expiration of the Initial Term together with any successive term or earlier termination as provided herein shall be referred to as the “Term”. The Coal Sales Agreement is hereby terminated and without further force or effect and this Agreement shall thereupon remain the exclusive agreement among the parties hereto with respect to the subject matter hereof.  Upon termination of this Agreement, Blaze shall have 90 days to remove any equipment located or installed on the Company’s property.

3.

Rights Granted to Blaze; Relationship of Company and Blaze.

Blaze is hereby granted the right to exclusively operate the Business of the Company during the Term, with all rights and privileges to conduct such operations that were being conducted by GreenFields, the former operator of the Business for Gary Partners.  Blaze, at all times, shall be independent of the Company. Legal and equitable beneficial ownership to the Business and all of the Company’s assets, real or personal (the “Assets”), shall at all times remain in the name of the Company during the term of this Agreement, including without limitation, the Permit.  For the avoidance of doubt, the term “Business” excludes the business of the Company related to technology agreements entered into by the Company or their affiliates prior to the date hereof, including any agreements entered into by GreenFields CAST LLC.

4.

Obligations of the Company.

At all times during the Term of this Agreement, the Company shall not, without Blaze’s prior written consent:

(a)

Modify, amend, or do anything to adversely affect any of the Business of the Company;

(b)

Create or incur any indebtedness or other liability or obligation in connection with the Assets of the Company or the Business of the Company;

(c)

Enter into or terminate any lease, agreement, contract or other commitment in connection with the Business;

(d)

Release or create or incur any mortgage, lien or other encumbrance with respect to the Assets of the Company or Business of the Company;

(e)

Sell, abandon or otherwise dispose of any of the accounts of the Company;

(f)

Make any commitment relating to any of the accounts of the Company; or

(g)

Cancel or waive any claim or right with respect to the accounts of the Business.

5.

Additional Agreements of Company.

At all times during the Term of this Agreement, the Company shall:

(a)

Do nothing, and allow nothing to be done (which is within the control of the Company), which will or might cause the Company to operate in an improper or illegal manner.

(b)

Other than a default existing as of the date hereof, not cause default in any of the terms, conditions and obligations of any of the contracts and other agreements of the Company.

(c)

To the extent permissible by law, maintain in full force its Permit and licenses in the State of West Virginia, and comply fully with all laws respecting its formation, existence, activities and operations. The foregoing Paragraph 5(c) presumes the Permit shall be reinstated and refers to such time immediately thereafter and during the Term of this Agreement,

(d)

Allow Blaze and the employees, attorneys, accountants and other representatives of Blaze full and free access to the Company’s books and records, and all of the facilities of the Company relating to the Business.

(e)

Assist Blaze to name itself as an additional named insured under all policies of insurance and give all notices and present all claims under all policies of insurance in due and timely fashion. All such premiums for insurance being duly paid by Blaze.

6.

Obligations of Blaze.

At all times during the Term of this Agreement, Blaze shall not, without the Company’s prior written consent:

(a)

Create or incur any indebtedness or other liability or obligation in connection with the Assets of the Company or the Business of the Company, except those necessary in the ordinary course of operating the Business;

(b)

Create or incur any mortgage, lien or other encumbrance with respect to the Assets of the Company or Business of the Company;

(c)

Sell, abandon or otherwise dispose of any of the Assets of the Company;

(d)

Make any commitment relating to any of the Assets of the Company; or

(e)

Cancel or waive any claim or right with respect to the Assets of the Business.

7.

Additional Agreements of Blaze.

At all times during the Term of this Agreement, Blaze shall:

(a)

Do nothing, and permit nothing to be done (which is within the control of Blaze), which will or might cause the Company to operate in an improper or illegal manner.

(b)

Not cause default in any of the terms, conditions and obligations of any of the contracts and other agreements of the Company.

(c)

To the extent permissible by law, utilize its best efforts to reinstate the Permit, and thereafter maintain in full force the Permit and licenses in the State of West Virginia in the name of the Company, and comply fully with all laws respecting its formation, existence, activities and operations.

(d)

Allow the Company and the employees, attorneys, accountants and other representatives of the Company full and free access to the Company’s books and records, and all of the facilities of the Company relating to the Business.

(e)

On or before the tenth (10th) day of each calendar month, provide the ACT Parties with an operating report that describes all tonnage processed from the Property, all tonnage sold from the Property and all other tonnage blended, processed and sold at the Property, as well as the amount of capital expenses, operating expenses, sales results, profits and similar information, for the immediately prior full calendar month.

8.

Billing and Expenses; Profits.

During the Term of this Agreement, the financial affairs of the Business shall be handled as follows:

(a)

Revenues; Accounts Receivable.  Blaze will be entitled to all revenues generated during the Term of this Agreement, and will invoice all customers in its own name. The Company will be entitled to all accounts receivable existing as of the date of this Agreement, if any.

(b)

Operating Expenses.  Blaze will be responsible for paying all operating expenses incurred and accrued by the Business during the Term of this Agreement, except that the Company will be responsible for payment of any expenses necessary to reinstate the Permit, whether incurred by Blaze or the Company (“Reinstatement Expenses”), as well as any debts, obligations or payables of the Business existing as of the date of this Agreement (“Company Debt”).  Operating Expenses shall include a royalty in the amount of (i) Five Dollars ($5.00) per ton on all “Coarse” coal processed at the Business, and (ii) Two Dollars ($2.00) per ton on all “Fine” coal processed at the Business payable to Blaze Logistics, LLC up to an amount equal to $1,450,000, plus 12% simple interest (the “Blaze Logistics Royalty”).

(c)

Capital Expenses.  Blaze shall be responsible for making any capital expenditures that it deems necessary to continue the operation of the Business, and shall be entitled to enter into any lease or purchase money financing arrangements it deems necessary to finance such capital expenditures.

(d)

Net Profits and Net Losses.  “Net Profits” and Net Losses” of the Business during the term of this Agreement shall be determined in accordance with generally accepted accounting principles, except for the following adjustments:  (i) Net Profits and Net Losses shall be calculated without including any revenue or expenses allocable to the Company under this Agreement, such as Reinstatement Expenses, (ii) Net Profits and Net Losses shall not include depreciation or amortization deductions associated with Company property, and (ii) Net Profits and Net Losses shall include depreciation or amortization deductions associated with capital expenditures of Blaze under this Agreement, provided that such capital expenditures shall be depreciated or amortized over the period from the purchase of the asset to the end of the original Term of this Agreement, notwithstanding that generally accepted accounting principles may allow or require a longer time period.  Net Profits shall be calculated at end of each calendar quarter within 45 days after the end of each quarter.  In the event of a dispute between the Company and Blaze as to the calculation of Net Profits and Losses, the decision of Blaze’s independent auditor shall be final and conclusive.

(e)

Division of Net Profits and Losses.  Blaze shall be responsible for any Net Losses of the Business during the Term of this Agreement, subject to its right to recoup Net Losses from Net Profits as described below.  Within 15 days after the calculation of Net Profits and Net Losses for a quarter, Blaze shall pay the Company 50% of any Adjusted Net Profits for the quarter.  “Adjusted Net Profits” for any calendar quarter shall equal the cumulative Net Profits and Net Losses for the Business from the commencement of this Agreement to the end of the calendar quarter for which Net Profits and Net Losses are being calculated, minus the aggregate amount Net Profits for which the Company has paid Blaze its 50% share in prior periods.

(f)

Payment of Loans.  Any allocation of Net Profits to the Company pursuant to the prior paragraph shall first be applied to repay any Loans owed by the Company, and after all Loans have been paid in full any allocation of Net Profits shall be paid to the Company.  Notwithstanding the foregoing or any other provision in this Agreement to the contrary, any payments made to Blaze Logistics, LLC on account of the Blaze Logistic Royalty shall be credited against any and all sums due by the Company on account of Loans owed to Blaze.

9.

Approved Company Debt; Existing and Additional Loans; Security Interest.

(a)

The Parties acknowledge and agree that as of the date of this Agreement, Blaze is owed sums in excess of $618,324 by the ACT Parties for loans pursuant to the Coal Sales Agreement (the “Loans”); and

(b)

The Parties additionally agree that all Reinstatement Expenses, Company Debt and obligations of the Company’s affiliates paid for Blaze, in cash or its equivalent, during the Term of this Agreement shall be added to the Loans. The Loans shall at all times be secured by, and Blaze shall have a continuing lien on any and all assets of the Company, now owned or hereinafter acquired, including but not limited to; (i) all Equipment; (ii) all inventory; (iii) all receivables; (iv) all Records; (v) all coal, processed or unprocessed, refined or unrefined; (vi) and all products and proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing (collectively, the “Collateral”).  The Loans shall not bear interest, and shall be due and payable at the expiration of the Term of this Agreement.

(c)

The Company will execute, deliver, file and record, in such manner and form as Blaze shall require, or permit Blaze to file and record: (i) a Deed of Trust on the Property in favor of Blaze, (ii) all financing statements, (iii) all carbon, photographic or other reproductions of financing statements or this Agreement (which shall be sufficient as a financing statement hereunder), (iv) all endorsements to title to any vehicles or other Collateral as may be required in order to perfect the security interests therein, and (v) all specific assignments or other papers that may be necessary or desirable, or that Blaze may request, in order to create, preserve, perfect or validate any security interest or to enable Blaze to execute and enforce its rights hereunder with respect to any of the Collateral, Gary Partners hereby appoints Blaze as the Company’s attorney-in-fact to execute and file, in the name and on behalf of the Company, such additional financing statements and other assignments and documents as it may request.

10.

Sale; Good Faith Efforts; Covenants and Restrictions.

The Parties agree that during the Term of this Agreement they shall continue good faith negotiations for the purchase and sale of the Business, through any business combination the Parties deem appropriate (the “Blaze Acquisition Agreement”). ACT and the Company agree not to market or sell the Business to any other parry during the Term of this Agreement without the prior written consent of Blaze.

11.

Additional Provisions.

(a)

No Waiver. This Agreement shall not act as a waiver of any legal rights or claims against either Party;

(b)

Assignment. The terms of this Agreement shall bind upon and inure to the benefit of the successors and assign of the Parties, and may only be assigned by an entity owned or controlled by Blaze, or an affiliate thereof;

(c)

Amendments. No change, amendment, or modification hereof shall be valid unless it be made in writing and signed by all Parties hereto;

(d)

Governing Law. This Agreement and all matters relating thereto shall be governed by and construed and interpreted in accordance with the laws of the State of South Carolina;

(e)

Business Plan. Blaze has furnished the Company with a business plan (the “Business Plan”) which sets forth a forecast of financial operations for the Company under Blaze’s management for the two year period ending January 31, 2016. In the event the Company fails to achieve 66 2/3% of the projected earnings before interest, taxes and depreciation (“EBITDA”), as set forth in the Management Presentation, for any two consecutive quarters, commencing nine (9) months from the execution of this Agreement, the ACT Parties, on the one hand, and Blaze, on the other, shall each have the right to terminate this Agreement by 30 days written notice to such effect to the other Party or Parties, as applicable, and thereupon the Company shall take such steps as are necessary to transfer the Permit to a new manager. Notwithstanding the foregoing, unless otherwise agreed to by Blaze, the ACT Parties may not terminate this Agreement without first repaying all Loans and Additional Loans as may be due and outstanding to Blaze.

(f)

Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart;

(g)

Severability. If any term or provision of this Agreement is determined to be illegal, unenforceable, or invalid in whole or in part for any reason, such illegal, unenforceable, or invalid provisions or portion thereof shall be severed from this Agreement, and such provision shall not affect the legality, enforceability, or validity of the remainder of this Agreement. If any provision or part thereof of this Agreement is severed in accordance with the provisions of this Section, then the severed provision shall be replaced, to the extent possible, with a legal, enforceable, and valid provision that is as similar in tenor to the severed provision as is legally possible;

(h)

Interpretation. The language in this Agreement shall be interpreted as to its fair meaning and not strictly for or against any Party; and

(i)

Entire Argument. This Agreement constitutes the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, among the Parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

(SIGNATURE PAGE TO FOLLOW)

COMPANY:

ADVANCED COAL TECHNOLOGY, LLC

By:

__________________________________

Name:

__________________________________

It’s

__________________________________

GARY PARTNERS, LLC

By:

__________________________________

Name:

__________________________________

It’s

__________________________________

BLAZE:

BLAZE ENERGY CORP.

By:

__________________________________

Name:

__________________________________

It’s

__________________________________